UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21652
 Fiduciary/Claymore Energy Infrastructure Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)

Registrant's telephone number, including area code:     (312) 827-0100
Date of fiscal year end:  November 30
Date of reporting period:  December 1, 2019 to May 31, 2020

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/FMO
...YOUR PATH TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/fmo, you will find:
•	Daily, weekly and monthly data on share prices, distributions, dividends and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Tortoise Capital Advisors, L.L.C. and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	May 31, 2020

DEAR SHAREHOLDER
The semi-annual period ended May 31, 2020, was among the most volatile in the history of the economy and the capital markets, beginning with the slump in oil prices and then exacerbated by the social and economic effects of the spread of COVID-19. It was particularly challenging for the energy industry, as a supply and demand imbalance caused oil prices to plummet in March, sending the Alerian MLP Index into freefall and ultimately forcing the deleveraging of MLP-focused closed end funds, including the Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”). This resulted in negative absolute return for the sector and the Fund for the period.
The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. Under normal market conditions, the Fund invests at least 80% of its managed assets in energy infrastructure master limited partnerships (“MLPs”) and other energy infrastructure companies.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended May 31, 2020, the Fund provided a total return based on market price of -68.60% and a total return based on NAV of -65.30%. The closing price of the Fund’s shares as of May 31, 2020 was $2.08, representing a 17.46% discount to the NAV of $2.52.
Past performance is not a guarantee of future results. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense/(benefit). The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
The Fund paid quarterly distributions per common share of $0.3231 and $0.0325 in February and May 2020, respectively. The latest distribution represents an annualized distribution rate of 6.25% based on the Fund’s closing market price of $2.08 on May 31, 2020. Please see Note 2(c) on page 31 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA”) serves as the investment adviser to the Fund. GFIA is a subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm.
Tortoise Capital Advisors, L.L.C. (“Tortoise”) is the Sub-Adviser of the Fund (the “Sub-Adviser”).
Under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. The Plan is described in detail on page 57 of this report. When shares trade at a discount to NAV, the Plan takes advantage of the discount

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(Unaudited) continued	May 31, 2020

by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the Plan reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The Plan provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/fmo.
Sincerely,
Guggenheim Funds Investment Advisors, LLC
June 30, 2020

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QUESTIONS & ANSWERS (Unaudited)	May 31, 2020

The Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”) is managed by Tortoise Capital Advisors, L.L.C. (“Tortoise”). In the following interview, Portfolio Managers James J. Cunnane, Jr., CFA, and Quinn T. Kiley discuss the Fund’s performance for the semi-annual fiscal period ended May 31, 2020.
Describe the Fund’s objective and investment strategy.
The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders.
Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in energy infrastructure MLPs and other energy infrastructure companies. The Fund considers an “energy infrastructure” MLP or company to be an MLP or company (i) engaged in the development, construction, distribution, management, ownership, operation and/or financing of energy infrastructure assets, including, but not limited to, assets used in exploration, development, production, generation, transportation (including marine), transmission, terminal operation, storage, gathering, processing, refining, distribution, mining, or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal or electricity or power generation, or that provides energy-related equipment or services, and that has at least 50% of its assets, income, sales or profits committed to or derived from energy infrastructure related assets or activities or (ii) that have been given a third-party industry or sector classification consistent with the energy infrastructure designation. The Fund will invest at least 65% of its Managed Assets in equity securities of energy infrastructure MLPs and other energy infrastructure companies. A substantial portion of the energy infrastructure MLPs and other energy infrastructure companies in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy.
The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities, including up to 20% of its managed assets in securities issued by non-public companies. The Fund may invest a total of up to 25% of its managed assets in debt securities, including securities rated below investment grade. The Fund may also invest in common stock of large capitalization companies, including companies engaged primarily in the energy, natural resources and real estate sectors. To seek to generate current gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund’s portfolio.
The Fund is authorized to implement hedging strategies. Tortoise, on behalf of the Fund, may determine from time to time whether and when to implement hedging strategies. In particular, Tortoise may seek to protect the Fund against significant drops in market prices of MLPs when valuation models indicate that the MLP asset class may be overvalued, after considering the cost of hedging. In such circumstances, the Fund may implement hedging techniques such as purchasing put options on a portion of its portfolio. This strategy may enable the Fund to participate in potential price appreciation while providing some protection against falling prices, although it will also cause the Fund to incur the expense of acquiring the put options. During the period, the Fund engaged in a hedging strategy consisting of a covered call on a single equity security for the purpose of downside protection.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

Discuss the Fund’s use of leverage during the period.
At period end, the Fund was using leverage through reverse repurchase agreements and through a line of credit with BNP Paribas. As of May 31, 2020, the Fund had $4.85 million outstanding in connection with the reverse repurchase agreement and $5.19 million outstanding in connection with the line of credit. The Fund pays interest on the amount borrowed on the line of credit at a rate of 3-month LIBOR plus 95 basis points (1.29%, as of May 31, 2020). The Fund pays interest on the outstanding reverse repurchase agreement at a rate of 1-month LIBOR plus 115 basis points (1.33% as of May 31, 2020). As of May 31, 2020, the Fund’s leverage was 10.09% of managed assets.
The purpose of leverage is to fund the purchase of additional securities that provide increased distributions and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Of course, leverage results in greater net asset value (“NAV”) volatility and may entail more downside risk than an unlevered portfolio. During the period, the Fund’s leverage was reduced as the value of the securities in the portfolio fell. Rising volatility during the period also reduced the amount of leverage the Fund was able to maintain. NAV was negatively impacted by reducing leverage during the downturn and subsequently having less leverage during the rebound late in the period.
Reverse repurchase agreements involve the risks that the total return earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund.
How would you describe the MLP market over the six-month period ended May 31, 2020?
The six-month period ended May 31, 2020 was among the most volatile on record for capital markets. The first three months of the period saw energy companies continuing to repair balance sheets, improve operating expenses, and reduce capital expenditures as the energy industry matured in the United States. This trajectory changed markedly when a double “Black Swan” event occurred in early March. First, the Organization of Petroleum Exporting Countries (OPEC) and Russia could not agree on a plan to manage output and raised production into an already oversupplied oil market. These proceedings impacted crude oil prices negatively and investor sentiment towards energy equities. Shortly thereafter, the magnitude of the impact on the U.S. economy from COVID-19 became more apparent. During March, virtually the entire U.S economy went into lock-down, with schools closing, and stay at home orders issued across most states. This had immediate negative implications to demand for crude oil, specifically from fuel demand as commuters and shoppers were forced to stay home.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

The combination of a supply surge and a demand shock sent the Alerian MLP Index into freefall. The result was fast and furious, with the Index falling over 70% in a matter of two months. The result of this precipitous fall was forced deleveraging of the whole suite of MLP-focused closed end funds, including the Fund. The volatility experienced over such a short period of time reduced the collateral value of the securities owned, causing margin calls into the lows of the market and no doubt increasing the severity of the decline. Energy was not uniquely impacted, as the entire economy was impacted by these issues. With more than twenty million Americans unemployed, government moved swiftly to address the crisis. Monetary and policy efforts to support the credit markets, individuals, and companies impacted put a floor under markets. OPEC and Russia, among others, agreed to a reduction in production of almost ten million barrels per day, a move to address the supply and demand imbalance that was crushing crude oil prices. Speculators moved to trade on this news and in an unprecedented set of circumstances, May West Texas Intermediate crude oil futures prices moved traded to negative values in April as some speculators bought the futures contract without the ability to take the physical barrels. This caused the market to fear U.S. storage, and perhaps global storage, would fill completely as the futures curve saw severe contango, meaning longer dated future prices moved meaningfully higher than near-term prices, which incentivizes putting oil into storage to benefit from the higher future prices. Order returned to the futures markets after the May contract expired in April, with the Index rising more than fifty percent, despite supply outstripping demand, through the end of the reporting period. Market expectations are for the oil market to balance itself as demand recovers with economic re-opening and lower prices forcing supply curtailment in some regions.
How did the Fund perform in this market environment?
All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the six-month period ended May 31, 2020, the Fund provided a total return based on market price of -68.60% and a total return based on NAV of -65.30%. The closing price of the Fund’s shares as of May 31, 2020 was $2.08, representing a 17.46% discount to the NAV of $2.52.
Past performance is not a guarantee of future results. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense/(benefit). The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
It is important to remember that the Fund is a taxable entity—meaning it recognizes either a deferred tax liability on realized and unrealized portfolio gains or a deferred tax benefit on realized and unrealized portfolio losses. This accounting treatment of the tax impact of gains and losses in the portfolio is intended to ensure that the Fund’s NAV reflects the net after-tax value of the Fund’s portfolio. As of May 31, 2020, the Fund’s NAV included a net deferred tax asset of $4.2 million, or $0.12 per share.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

How did other markets perform in this environment for the six-month period ended May 31, 2020?
Index	Total Return
Alerian MLP Index	-24.26%
Bloomberg Barclays U.S. Aggregate Bond Index	5.40%
S&P 500 Index	-2.10%

Please tell us about the Fund’s distributions.
The Fund paid quarterly distributions per common share of $0.3231 and $0.0325 in February and May 2020, respectively. The latest distribution represents an annualized distribution rate of 6.25% based on the Fund’s closing market price of $2.08 on May 31, 2020. Please see Note 2(c) on page 31 for more information on distributions for the period.
As of May 31, 2020, the Fund had distributed $22.17 per common share to its shareholders since the Fund’s inception in 2004. Approximately $13.48610 per common share or 61% of these distributions were considered non-dividend distributions, also known as return of capital, and $8.68251 per common share or 39% of these distributions were considered ordinary dividends for U.S. federal income tax purposes. For the year ended November 30, 2019, approximately 45% of the distributions were characterized as return of capital and approximately 55% were characterized as ordinary dividends. The final determination of the tax character of the distributions paid by the Fund in 2020 will be reported to shareholders in January 2021.
The Fund, Tortoise and Guggenheim Funds Investment Advisors, LLC do not provide tax advice. Investors should consult their tax advisor for further information.
How was the Fund’s portfolio positioned during the six-month period ended May 31, 2020, and what has that meant for performance?
The Fund was fully invested and levered in the reporting period. The Fund’s portfolio performance, prior to the impact of leverage and taxes, underperformed the Alerian MLP Index for the six-month ended May 31, 2020.
The Fund continues to be invested primarily in midstream energy infrastructure, which includes various subsectors such as those related to moving crude oil and natural gas from the wellhead to the refineries and processors and then to market. The portfolio was positioned with a bias towards higher yielding midstream companies to support the Fund’s shareholder distribution. The result is a portfolio with more weight in smaller capitalized companies and less weight in large-cap midstream corporations. The market sell-off disproportionately impacted smaller entities, which hurt portfolio performance relative to the Index. The forced deleveraging of the Fund caused selling near the market bottom, and those positions that were liquidated did not participate in the market rebound in subsequent weeks, also hurting relative performance.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

What were some of the leading contributors to, and detractors from, performance?
The single largest factor impacting performance was the sale of securities to pay down leverage of the Fund. These sales were required as the market dropped over seventy percent from January highs into the March lows. This unprecedented volatility is a challenging environment for a levered fund, which obviously exacerbates the market volatility. The Fund suffered from the sell-off, paying down leverage, and has not captured as much of the rebound because of lower leverage at the end of the period compared to the level at the time the Fund entered the sell-off.
From a security perspective, security selection and trading in the Midstream Natural Gas sector was the biggest detractor from performance. Tallgrass Energy, LP, underweight in the Fund, was taken private during the period. It was up twenty five percent, compared to down twenty five percent for the Index. Crestwood Equity Partners, LP lost almost ninety percent into the market lows and was a source of funds during delevering trades and as such, realized returns were significantly worse than the performance represented by this position in the Index.
Williams Companies, Inc. a large-cap natural gas midstream company, posted twenty percent returns during the period and is not an Index constituent, aiding relative performance. Williams Companies, Inc. is well positioned in natural gas continues to be a growing piece of the energy consumption pie. Williams Companies, Inc. owns pipelines with access to the Northeast. Regulatory challenges in that region increase Williams Companies, Inc. competitive moat as one of the largest incumbents in that area.
What is the current outlook for the MLP and energy infrastructure market?
The economic disruption experienced during the period, which continues today, shapes our outlook for the midstream market. During the second quarter many oil and gas producers reduced production to address demand destruction, but recent price recovery suggests some of that production will come back online shortly. We expect overall oil and natural gas volumes will be lower in 2020 compared to 2019. This will have a modest negative impact on midstream revenues. Those companies with minimum volume commitments or take-or-pay will be less impacted, and those companies with shorter term contracts will be more severely impacted. Those midstream companies with a more diversified set of assets may prove more defensive as the economy re-opens. We think recent crude oil price volatility has chastened investors away from oil-oriented companies and directed them more towards natural gas-oriented businesses. We have positioned the portfolio accordingly, buying more diversified and natural gas midstream companies and reducing exposure to crude oil and gathering & processing midstream companies. There is a current and accelerating trend towards the electrification of the economy and the sourcing of that electricity from renewable sources. As such we have initiated a position in renewable electricity generation, a small but growing part of the publicly listed energy infrastructure universe.
At the end of the reporting period, MLPs and midstream companies remain meaningfully discounted from fair value. This portends positive returns going forward, but how the world responds to COVID-19, the advent of a vaccine, and government responses will accelerate or delay the realization of higher values in MLP and energy infrastructure markets.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

Index Definition:
Indices are unmanaged and it is not possible to invest directly in an index.
The Alerian MLP Index is the leading gauge of energy infrastructure MLPs. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
The Standard & Poor’s 500 (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.
Risks and Other Considerations
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.
There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.
The Fund is subject to various risk factors. Certain of these risk factors are described below. Please see the Fund’s Prospectus, Statement of Additional Information (SAI) and guggenheiminvestments.com/fmo for a more detailed description of the risks of investing in the Fund.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

Shareholders may access the Fund’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.
Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.
Concentration Risk. Because the Fund is focused in companies operating in the energy sector of the economy, the Fund may be more susceptible to risks associated with such sector. Therefore, a downturn in the energy sector could have a larger impact on the Fund than on an investment company that does not concentrate in such sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.
Covered Call Option Strategy Risk. The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its covered call option strategy. The Fund may write call options on individual securities. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.
Derivatives Transactions Risk. The Fund may utilize derivatives, including futures contracts and other strategic transactions, to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy and put option writing strategy). If the Sub-Adviser (Tortoise Capital Advisors, L.L.C.) is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited.
Distribution Risk. The Fund will seek to maximize the portion of the Fund’s distributions to common shareholders that will consist of return of capital however, to the extent that the Fund’s cash flow is derived from distributions of the Fund’s share of an MLP’s taxable income, or from other amounts that are attributable to taxable income, such as distributions from other energy infrastructure companies, income or gain on the sale of portfolio securities or in connection with derivatives transactions, the portion of the Fund’s distributions to common shareholders treated as taxable dividend income could be increased. In addition, if the Fund generates current earnings and profits (as determined for U.S. federal income tax purposes) in a particular taxable year, a distribution by the Fund to its shareholders in that year will be wholly or partially taxable even if the Fund has an overall deficit in its accumulated

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year. There can be no assurance as to what portion of any future distribution will consist of return of capital (as opposed to taxable dividend income).
Energy Companies Risk. Under normal circumstances, the Fund concentrates its investments in the energy sector. Energy companies are subject to certain risks, including, but not limited to, the following:
Catastrophic Event Risk. Energy infrastructure entities are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life and could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.
Energy Commodity Price Risk. Energy companies may be adversely affected by fluctuations in the prices of energy commodities and by the levels of supply and demand for energy commodities.
Energy Sector Regulatory Risk. Energy companies are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of energy infrastructure entities.
Industry-Specific Risk. The energy sector involves a number of industry-specific risks including cyclical industry risk, fracturing risk, independent contractor risk, and oil price volatility risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. Independent contractors are typically used in operations in the energy industry and there is a risk that such contractors will not operate in accordance with its own safety standards or other policies. In addition, pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale.
Reliance on Other Industries and Entities Risk. Energy companies rely heavily on other industries and entities in order to operate. Energy infrastructure entities in which the Fund invests may depend on the ability of such entities to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. To the extent that energy infrastructure entities are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited.
Equity Securities Risk. Equity securities include common stocks and other equity and equity-related securities, including master limited partnership (“MLP”) common units, MLP subordinated units, MLP preferred units, equity securities of MLP affiliates, including I-Shares (which represent an ownership interest issued by an MLP affiliate), and common stocks and other equity securities of other energy

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infrastructure companies and other issuers (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Equity securities are currently experiencing heightened volatility and therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund.
Leverage Risk. The Fund’s use of leverage, through borrowings or instruments such as derivatives, causes the Fund to be more volatile and riskier than if it had not been leveraged. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. The effect of leverage in a declining market is likely to cause a greater decline in the net asset value of the Fund than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions at historical levels and common shareholders will bear any costs associated with selling portfolio securities. The Fund’s total leverage may vary significantly over time. To the extent the Fund increases its amount of leverage outstanding, it will be more exposed to these risks.
Liquidity Risk. MLP common units and other equity securities in which the Fund invests often trade on national securities exchanges, including the New York Stock Exchange (“NYSE”), the American Stock Exchange (“AMEX”) and the NASDAQ Stock Market (“NASDAQ”). However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently. The market movements of such securities with limited trading volumes may be more abrupt or erratic. As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments. Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve. Liquidity of financial markets may also be affected by government intervention.
Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies.
Market Risk. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT l 13

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

expectations about inflation, investor confidence or economic, political, social or financial market conditions, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, each of which may be temporary or last for extended periods. For example, the crisis initially caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, which could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund. Administrative changes, policy reform and/or changes in law or governmental regulations can result in expropriation or nationalization of the investments of a company in which the Fund invests.
Non-Diversified Status Risk. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s common shares. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended and accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. The Fund will select its investments in MLPs from a small pool of issuers together with securities issued by any newly public MLPs, and will invest in securities of other energy infrastructure companies and securities of issuers other than energy infrastructure MLPs and other energy infrastructure companies, consistent with its investment objective and policies.
Risk of Investing in MLP Units. The Fund’s investments in MLP units expose the Fund to risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP.
Small Capitalization Risk. The Fund may invest in securities of energy infrastructure MLPs and other energy infrastructure companies and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. The market movements of equity securities of issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies; thus, the Fund could have greater difficulty selling such securities at a favorable time and price.

14 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

Tax Risks. The Fund is treated as a regular corporation for U.S. Federal income tax purposes, and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships generally do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would also have the effect of reducing the amount of cash available for distribution by the MLP and causing such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits (thus accelerating the recognition of taxable income). Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the common shares.
Deferred Tax Risk. As a limited partner in the MLPs in which it invests, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s net asset value, the Fund will account for its deferred tax liability and/or asset. Any deferred tax liability will reduce the Fund’s net asset value. Upon the sale of an equity security in an MLP, the Fund generally will be liable for any previously deferred taxes. No assurance can be given that such taxes will not exceed the Fund’s deferred tax assumptions for purposes of computing the Fund’s net asset value per share, which would result in an immediate reduction of the Fund’s net asset value per share.
Valuation Risk. The Fund may invest without limitation in unregistered securities, restricted securities and securities for which there is no readily available trading market. It may be difficult for the Fund to purchase and sell a particular investment at the price at which it has been valued by the Fund for purposes of the Fund’s net asset value, causing the Fund to be unable to realize what the Fund believes should be the price of the investment. In addition, it may be particularly difficult for the Fund to sell unregistered securities, restricted securities and securities for which there is no readily available trading market (“restricted securities”) at the price at which such securities have been valued by the Fund. For example, the amount received by a Fund in the sale of a restricted security may be less than the amount valued by the Fund as sales of restricted securities: (i) often require more time and results in higher selling expenses than other securities, (ii) may require negotiations between the issuer and purchaser of the restricted securities; and (iii) subject the restricted securities to market risks during the potentially considerable time between the Fund’s decision to sell the securities and the time when the Fund would be permitted to sell. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT l 15

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and thus particularly prone to the foregoing risks.
In addition to the foregoing risks, investors should note that the Fund reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Fund’s Board of Trustees as required by law and the Fund’s governing documents.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

16 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT

FUND SUMMARY (Unaudited)	May 31, 2020

Fund Statistics
Share Price	$2.08
Net Asset Value	$2.52
Discount to NAV	(17.46%)
Net Assets ($000)	$89,469

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2020
	Six Month
	(non-	One	Three	Five	Ten
	annualized)	Year	Year	Year	Year
Fiduciary/Claymore
Energy Infrastructure Fund
NAV	(65.30%)	(71.97%)	(35.31%)	(28.40%)	(8.70%)
Market	(68.60%)	(75.31%)	(39.42%)	(30.82%)	(11.40%)
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense (benefit). Fort the most recent month-end performance figures, please visit guggenheiminvestments.com/fmo. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT l 17

FUND SUMMARY (Unaudited) continued	May 31, 2020

Portfolio Breakdown	% of Net Assets
Midstream Oil	43.6%
Diversified Infrastructure	30.6%
Midstream Natural Gas	13.9%
Gathering & Processing	8.1%
Other Energy Infrastructure	4.4%
Utilities	3.2%
Marine Transportation	1.0%
Total Long-Term Investments	104.8%
Money Market Fund	1.4%
Total Investments	106.2%
Other Assets & Liabilities, net	(6.2%)
Net Assets	100.0%
Portfolio breakdown is subject to change daily. For more information please visit guggenheiminvestments.com/fmo. The above summary is provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

18 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	May 31, 2020

All or a portion of the above distributions may be characterized as return of capital. For the year ended November 30, 2019, approximately 45% of the distributions were characterized as return of capital and approximately 55% were characterized as ordinary dividends. For the period ended May 31, 2020, 100% of the distributions were estimated to be characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2020 will be reported to shareholders in January 2021.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS (Unaudited)	May 31, 2020

	Shares	Value
COMMON STOCKS† – 19.2%
Midstream Natural Gas – 7.5%
Williams Companies, Inc.[1]	283,492	$ 5,791,742
Equitrans Midstream Corp.[1]	113,560	918,700
Total Midstream Natural Gas		6,710,442
Diversified Infrastructure – 5.3%
Kinder Morgan, Inc.[1]	301,121	4,757,712
Utilities – 3.2%
NextEra Energy Partners, LP1	56,310	2,878,004
Gathering & Processing – 2.2%
Targa Resources Corp.[1]	109,527	1,959,438
Marine Transportation – 1.0%
KNOT Offshore Partners, LP1	55,709	844,548
Total Common Stocks
(Cost $17,792,226)		17,150,144
MASTER LIMITED PARTNERSHIPS AND RELATED ENTITIES† – 85.6%
Midstream Oil – 43.6%
Plains All American Pipeline, LP1	813,427	7,890,242
Magellan Midstream Partners, LP1	170,181	7,716,007
Phillips 66 Partners, LP1	143,105	6,393,931
NuStar Energy, LP1	332,570	5,776,741
Delek Logistics Partners, LP1	129,729	3,088,848
Shell Midstream Partners, LP1	205,015	2,765,652
NGL Energy Partners, LP	497,974	2,539,667
Genesis Energy, LP1	252,250	2,023,045
USD Partners, LP	253,538	851,888
Total Midstream Oil		39,046,021
Diversified Infrastructure – 25.3%
Enterprise Products Partners, LP1	400,540	7,650,314
Energy Transfer, LP1	931,388	7,600,126
MPLX, LP1	389,965	7,405,435
Total Diversified Infrastructure		22,655,875
Midstream Natural Gas – 6.4%
TC PipeLines, LP1	106,577	3,746,182
Crestwood Equity Partners, LP1	71,990	1,022,978
Enable Midstream Partners, LP	221,934	923,245
Total Midstream Natural Gas		5,692,405

See notes to financial statements.

20 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	May 31, 2020

	Shares	Value
MASTER LIMITED PARTNERSHIPS AND RELATED ENTITIES† – 85.6% (continued)
Gathering & Processing – 5.9%
DCP Midstream, LP1	249,877	$ 2,748,647
Noble Midstream Partners, LP	156,834	1,516,585
Western Midstream Partners, LP	107,105	1,000,361
Total Gathering & Processing		5,265,593
Other Energy Infrastructure – 4.4%
Cheniere Energy Partners, LP1	116,645	3,935,602
Total Master Limited Partnerships and Related Entities
(Cost $42,005,190)		76,595,496
MONEY MARKET FUND† – 1.4%
Dreyfus Treasury Obligations Cash Management Fund – Institutional Shares, 0.12%[2]	1,253,898	1,253,898
Total Money Market Fund
(Cost $1,253,898)		1,253,898
Total Investments – 106.2%
(Cost $61,051,314)		$ 94,999,538
Other Assets & Liabilities, net – (6.2)%		(5,530,604)
Total Net Assets – 100.0%		$ 89,468,934

†	Value determined based on Level 1 inputs — See Note 5.
1
All or a portion of these securities have been physically segregated and pledged as collateral. As of May 31, 2020, the total amount segregated was $79,507,767, of which $37,374,879 is related to the outstanding line of credit and $42,132,888 is related to reverse repurchase agreements.

2	Rate indicated is the 7-day yield as of May 31, 2020.
See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS (Unaudited) continued	May 31, 2020

The following table summarizes the inputs used to value the Fund’s investments at May 31, 2020 (See Note 5 in the Notes to Financial Statements):
		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$17,150,144	$—	$—	$17,150,144
Master Limited Partnerships and
Related Entities	76,595,496	—	—	76,595,496
Money Market Fund	1,253,898	—	—	1,253,898
Total Assets	$94,999,538	$—	$—	$94,999,538
Please refer to the detailed portfolio for a breakdown of investment type by industry category.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of May 31, 2020, reverse repurchase agreements of $4,850,000 are categorized as Level 2 within the disclosure hierarchy – See Note 6.
See notes to financial statements.

22 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)	May 31, 2020

ASSETS:
Investments, at value (cost $61,051,314)	$ 94,999,538
Net deferred tax	4,175,244
Current tax receivable	624,756
Prepaid expenses	556
Interest receivable	137
Total assets	99,800,231
LIABILITIES:
Borrowings (Note 8)	5,192,000
Reverse repurchase agreements (Note 7)	4,850,000
Interest due on borrowings	24,358
Payable for:
Investment advisory fees	78,313
Offering costs	53,332
Trustees’ fees and expenses*	33,680
Professional fees	23,201
Other fees and expenses	76,413
Total liabilities	10,331,297
NET ASSETS	$ 89,468,934
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share, unlimited number of shares
authorized, 35,440,768 shares issued and outstanding	$ 354,408
Additional paid-in capital	96,784,973
Total distributable earnings (loss)	(7,670,447)
NET ASSETS	$ 89,468,934
Shares outstanding ($0.01 par value with unlimited amount authorized)	35,440,768
Net asset value	$ 2.52

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT l 23

STATEMENTS OF OPERATIONS (Unaudited)	May 31, 2020
For the Six Months Ended May 31, 2020

INVESTMENT INCOME:
Interest	$ 109,953
Dividends	900,384
Distributions from master limited partnerships	13,975,365
Less: Return of capital distributions	(12,843,048)
Less: Distributions classified as realized gains	(1,132,317)
Total investment income	1,010,337
EXPENSES:
Investment advisory fees	1,456,225
Interest expense	1,407,134
Professional fees	115,303
Trustees’ fees and expenses*	35,446
Administration fees	34,707
Printing fees	33,580
Fund accounting fees	33,011
Registration and filings	20,313
Transfer agent fees	11,252
Insurance	6,765
Custodian fees	6,730
Miscellaneous	7,094
Total expenses	3,167,560
Net investment loss before taxes	(2,157,223)
Current tax benefit (expense)	(52,711)
Deferred tax benefit (expense)	312,964
Net investment loss	(1,896,970)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments before taxes	(136,036,847)
Options written	254,392
Deferred tax benefit (expense)	19,698,955
Net realized loss	(116,083,500)
Net change in unrealized appreciation (depreciation) on:
Investments before taxes	(63,688,317)
Options written	(315,992)
Deferred tax benefit (expense)	9,285,573
Net change in unrealized appreciation (depreciation)	(54,718,736)
Net realized and unrealized loss	(170,802,236)
Net decrease in net assets resulting from operations	$ (172,699,206)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
24 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2020

	Six Months
	Ended
	May 31, 2020	Year Ended
	(Unaudited)	November 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (1,896,970)	$ (7,431,213)
Net realized gain (loss) on investments	(116,083,500)	7,456,807
Net change in unrealized appreciation (depreciation)
on investments	(54,718,736)	(54,529,678)
Net decrease in net assets resulting from operations	(172,699,206)	(54,504,084)
Return of capital to Common Shareholders – See Note 2(c)	(12,602,739)	(45,803,649)
Net decrease in net assets	(185,301,945)	(100,307,733)
NET ASSETS:
Beginning of period	274,770,879	375,078,612
End of period	$ 89,468,934	$ 274,770,879

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT l 25

STATEMENT OF CASH FLOWS (Unaudited)	May 31, 2020
For the Six Months Ended May 31, 2020

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$ (172,699,206)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating Activities:
Net change in unrealized (appreciation) depreciation on investments before taxes	63,688,317
Net change in unrealized (appreciation) depreciation on options written	315,992
Net realized loss on investments before taxes	136,036,847
Net realized gain on options written	(254,392)
Purchase of long-term investments	(79,410,337)
Proceeds from sale of long-term investments	238,162,597
Net proceeds from sale of short-term investments	5,023,458
Return of capital distributions received from investee companies	12,843,048
Distributions classified as realized gains from investee companies	1,132,317
Premiums received on options written	(121,600)
Decrease in current tax receivable	7,228,669
Decrease in prepaid expenses	6,766
Decrease in interest receivable	21,428
Decrease in investments sold receivable	354,339
Increase in net deferred tax asset	(4,175,244)
Decrease in interest due on borrowings	(235,544)
Decrease in trustees’ fees and expenses payable	(158)
Decrease in professional fees payable	(159,036)
Decrease in investment advisory fees payable	(318,127)
Decrease in net deferred tax liability	(26,660,931)
Decrease in other fees and expenses payable	(4,347)
Net Cash Provided by Operating and Investing Activities	$ 180,774,856
Cash Flows From Financing Activities:
Distributions to common shareholders	(12,602,739)
Payments made on borrowings	(87,808,000)
Payments made on reverse repurchase agreements	(80,360,117)
Decrease in offering costs payable	(4,000)
Net Cash Used in Financing Activities	(180,774,856)
Net decrease in cash	—
Cash at Beginning of Period	—
Cash at End of Period	$ —
Supplemental Disclosure of Cash Flow Information: Cash paid during the
period for interest	$ 1,852,795
Supplemental Disclosure of Cash Flow Information: Taxes paid during the period	$ 88,000

See notes to financial statements.

26 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS						May 31, 2020

	Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2020	November 30,	November 30,	November 30,	November 30,	November 30,
	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data:
Net asset value, beginning of period	$ 7.75	$ 10.58	$ 11.63	$ 14.76	$ 15.74	$ 26.73
Income from investment operations:
Net investment loss(a) (b)	(0.05)	(0.21)	(0.24)	(0.14)	(0.14)	(0.11)
Net gain (loss) on investments (realized and unrealized)(b)	(4.82)	(1.33)	0.59	(1.27)	0.88	(9.17)
Total from investment operations	(4.87)	(1.54)	0.35	(1.41)	0.74	(9.28)
Common shares’ offering expenses charged to paid-in-capital	—	—	—	(0.00)*	—	(0.00)*
Less distributions from:
Return of capital(c)	(0.36)	(1.29)	(1.40)	(1.72)	(1.72)	(1.71)
Net asset value, end of period	$ 2.52	$ 7.75	$ 10.58	$ 11.63	$ 14.76	$ 15.74
Market value, end of period	$ 2.08	$ 7.10	$ 9.81	$ 11.12	$ 14.82	$ 13.76
Total Return(d)
Net asset value	(65.30%)	(16.17%)	2.13%	(10.38%)	6.32%	(36.06%)
Market value	(68.60%)	(16.35%)	(0.69%)	(14.68%)	22.79%	(45.44%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 89,469	$ 274,771	$ 375,079	$ 411,194	$ 496,831	$ 528,392
Ratios of net expenses to average net assets of:
Including current and deferred income tax	(27.80%)(g)	(1.76%)	(7.04%)	(4.74%)	5.05%	(23.57%)
Excluding current and deferred income tax(e)	3.38%(g)	4.02%	3.35%	2.55%	2.27%	2.01%
Ratios of net investment income (loss) to average net assets:
Including current and deferred income tax	28.88%(g)	2.93%	7.88%	5.63%	(4.34%)	24.80%
Excluding current and deferred income tax	(2.30%)(g)	(2.85%)	(2.50%)	(1.65%)	(1.56%)	(0.78%)
Portfolio turnover rate	27%	33%	41%	20%	24%	17%

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT l 27

FINANCIAL HIGHLIGHTS continued	May 31, 2020

Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2020	November 30,	November 30,	November 30,	November 30,	November 30,
	(Unaudited)	2019	2018	2017	2016	2015
Senior Indebtedness:
Borrowings-committed facility agreement (in thousands)	$ 5,192	$ 93,000	$ 118,000	$ 118,000	$ 183,000	$ 263,000
Asset Coverage per $1,000 of indebtedness(f)	$ 18,232	$ 3,955	$ 4,179	$ 4,485	$ 3,715	$ 3,009

*	Less than $0.005.
(a)	Based on average shares outstanding.
(b)	The character of dividends received for each period is based upon estimates made at the time the distribution was received. Any necessary adjustments are reflected in the following fiscal year when the actual character is known. See Note 2(b) of the Notes to Financial Statements for additional information.
(c)	For the years ended November 30, 2019, 2018, 2017, 2016 and 2015 approximately $0.71, $0.37, $0.00, $0.00, and $1.36 per common share represents qualified dividend income for
U.S. federal income tax purposes, respectively. The remaining distributions represent return of capital for U.S. federal income tax purposes. For U.S. GAAP purposes, all of the distri-
butions were considered return of capital. See Note 2(c) of the Notes to Financial Statements for additional information.
(d)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value
(“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment
Plan for market value returns. Total investment return does not reflect brokerage commissions.
(e)	Excluding current and deferred income taxes and interest expense, the net operating expense ratio for the period ended May 31, 2020 and years ended November 30 would be:

May 31, 2020
(Unaudited)	2019	2018	2017	2016	2015
1.88%(g)	1.87%	1.71%	1.61%	1.60%	1.53%

(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings
(g)	Annualized.

See notes to financial statements.

28 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	May 31, 2020

Note 1 – Organization
Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”) and other energy infrastructure companies. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will be return of capital. To the extent that the Fund increases its investments in non-MLP energy infrastructure companies, a greater portion of the distributions the Fund receives may consist of taxable income. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital, no assurance can be given in this regard. There can be no assurance that the Fund will achieve its investment objective.
Note 2 – Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2020

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.
Money market funds are valued at their net asset value (“NAV”).
Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and return of capital distributions are recorded on the ex-dividend date. Return of capital distributions received by the Fund are recorded as a reduction to the cost basis for the specific security. Interest income including the amortization of premiums and accretion of discount is accrued daily.
The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.
For the period ended May 31, 2020, the Fund estimated 91.9% of its distributions from MLPs as return of capital and 8.1% of its distributions from MLPs as realized gains, which is reflected in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2020

(c) Distributions to Shareholders
The Fund intends to make quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with U.S. GAAP which may differ from their ultimate characterization for U.S. federal income tax purposes. A distribution may be wholly or partially taxable to a shareholder if the Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV.
For the year ended November 30, 2019, approximately 55% of the distributions were considered qualified dividend income and approximately 45% were considered return of capital for U.S. federal income tax purposes.
The final tax character of the distributions were as follows:
2019
Dividend Income	$ 25,157,792
Tax return of capital	20,645,857
Total	$ 45,803,649
On a U.S. GAAP basis, the source of the Fund’s distributions to shareholders for the year ended November 30, 2019 was paid-in capital.
(d) Options
Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.
When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).
(e) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2020

Note 3 – Derivatives
As part of its investment strategy, the Fund utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund utilized derivatives for the following purposes:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Options Purchased and Written
A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. As of May 31, 2020, there were no options purchased outstanding.
The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.
The following table represents the Fund’s use and volume of call/put options written on a monthly basis:
Average Notional
Use	Written Call
Hedge	—*

*	Call options written were outstanding for 22 days during the period ended May 31, 2020. The average notional written call amount during the period was $6,560,000.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2020

Derivative Investment Holdings Categorized by Risk Exposure
There were no derivatives outstanding as of May 31, 2020.
The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended May 31, 2020:

Location of Gain
Derivative Investment Type	(Loss) on Derivatives
Equity contracts	Net realized gain (loss) on options written Net change in unrealized appreciation (depreciation) on options written
The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended May 31, 2020:
Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Options Written
Equity Risk
$ 254,392

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Options Written
Equity Risk
$ (315,992)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 4 – Offsetting
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2020

counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:
Net Amount
		Gross Amounts	of Liabilities	Gross Amounts Not
	Gross	Offset in the	Presented on the	Offset in the Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Cash Collateral	Net
Instrument	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Reverse Repurchase
Agreements	$ 4,850,000	$ —	$ 4,850,000	$ (4,850,000)	$ —	$ —

Note 5 – Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Tortoise Capital Advisors, L.L.C. (“Tortoise” or the “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2020

services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees (if any) of the Fund who are Tortoise’s affiliates. As compensation for its services, the Adviser pays the Sub-Advisor a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or Sub-Adviser. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others on a pass-through basis.
The Adviser and Sub-Adviser agreed to waive the advisory fees on all shares issued pursuant to the Fund’s shelf registration for the first three months those shares are outstanding and waive half the advisory fees on those shares for the next three months. No advisory fees were waived for the period ended May 31, 2020. See Note 11 for additional information regarding offerings of shares pursuant to the Fund’s shelf registration statement.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 6 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2020

Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury Securities, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 – Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the period ended May 31, 2020, the average daily balance for which reverse repurchase agreements were outstanding amounted to $49,989,344. The weighted average interest rate was 2.75%. As of May 31, 2020, there was $4,850,000 in reverse repurchase agreements outstanding.
As of May 31, 2020, the Fund had the following outstanding reverse repurchase agreements:
Counterparty	Interest Rate	Maturity Date	Face Value
BNP Paribas	1.33%* (1 Month USD	Open Maturity	$ 4,850,000
LIBOR + 1.15%)

*	Variable rate security. Rate indicated is the rate effective at May 31, 2020.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2020

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of May 31, 2020, aggregated by asset class of the related collateral pledged by the Fund:
	Overnight and			Greater
	Continuous	Up to 30 days	31-90 days	than 90 days	Total
Master Limited Partnerships
and Related Entities	$ 4,850,000	$ —	$ —	$ —	$ 4,850,000
Gross amount of recognized
liabilities for reverse
repurchase agreements	$ 4,850,000	$ —	$ —	$ —	$ 4,850,000
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV to be more volatile and can magnify the effect of any losses.
Note 8 – Borrowings
On September 30, 2008, the Fund entered into a credit facility agreement with an approved counterparty. The interest on the amount borrowed is based on 3-month LIBOR plus 0.95%. Effective June 5, 2014, the maximum commitment under the credit facility agreement was increased to $325,000,000. As of May 31, 2020, the amount outstanding in connection with the Fund’s credit facility was $5,192,000. As of May 31, 2020, securities with a market value of $37,374,879 have been segregated and pledged as collateral for the credit facility.
The average daily amount of borrowings on the credit facility during the period ended May 31, 2020, was $53,662,262 with a related weighted average interest rate of 2.68%. The maximum amount outstanding during the period ended May 31, 2020, was $93,000,000.
Note 9 – Federal Income Tax Information
The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the 21% rate applicable to corporations. In addition, as a regular corporation, the Fund is subject to various state income taxes by reason of its investments in MLPs. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The amount which the Fund is required to pay for U.S. corporate income tax could materially reduce the Fund’s cash available to make distributions on common shares.
At May 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2020

	Gross Tax	Gross Tax	Net Tax Unrealized
Cost of Investments	Unrealized	Unrealized	Appreciation
for Tax Purposes	Appreciation	Depreciation	(Depreciation)
$ 85,489,740	$ 24,289,903	$ (14,780,105)	$ 9,509,798
The Fund accrues deferred income taxes for its future tax liability or benefit associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation or depreciation of its investments. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC 740, Income Taxes, (“ASC 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.
The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.
The Fund’s income tax provision consists of the following:

Current federal income tax expense:	$ (49,688)
Current state income tax expense:	(3,023)
Deferred federal income tax benefit:	35,084,102
Deferred state income tax expense:	(5,786,610)
Total current and deferred tax benefit:	$ 29,244,781

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized gains and unrealized appreciation before taxes as follows:

		Rate
Application of statutory income tax rate:	$ (42,408,237)	(21.00%)
State income taxes:	(3,542,786)	(1.75%)
Change in valuation allowance:	16,919,477	8.38%
Permanent differences:	(213,235)	(0.11%)
Total:	$ (29,244,781)	(14.48%)
Permanent differences primarily represent the dividend received deduction and foreign tax credits.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2020

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2020, are as follows:
Deferred tax assets:
Deferred tax benefit on net operating losses, capital loss carryforwards and foreign tax credits:	$ 24,946,672
Less: Valuation allowance:	$ (18,607,536)
Net deferred tax asset:	$ 6,339,136
Deferred tax liabilities:
Deferred tax on unrealized gain on investments:	$ (2,163,892)
Net deferred tax asset:	$ 4,175,244
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 10 – Securities Transactions
For the period ended May 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and derivatives, were $79,410,337 and $238,162,597, respectively.
Note 11 – Capital
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 35,440,768 issued and outstanding.
Transactions in common shares were as follows:
	Six Months Ended	Year Ended
	May 31, 2020	November 30, 2019
Beginning Shares	35,440,768	35,440,768
Shares issued through dividend reinvestment	—	—
Common shares issued through at-the-market offering	—	—
Ending Shares	35,440,768	35,440,768
On February 28, 2017, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell up to 4,750,000 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. As of May 31, 2020, up to 3,302,255 shares remained available under the offering sales agreement.
The Adviser paid the costs associated with the offerings of shares and is reimbursed by the Fund up to 0.60% of the public offering price of each share sold under these offerings, not to exceed actual offering costs incurred. For the period ended May 31, 2020 and year ended November 30, 2019, the Fund reimbursed the Adviser $4,000 and $67,414, respectively, for offering costs

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2020

associated with these offerings, and will be responsible for additional offering costs in the future up to the 0.60% cap.
Note 12 – Concentration of Risk
Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.
An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.
Note 13 – COVID-19 and Recent Developments
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.
Note 14 – Subsequent Events
On May 18, 2020, the Board approved a One-for-Five reverse share split. The effective date of the reverse share split shall be July 27, 2020. Upon the effectiveness of the reverse share split, every five outstanding common shares of FMO were automatically converted into one common share. A reverse share split reduces the total number of the Fund’s outstanding shares and does not alter the rights or total value of a shareholder’s investment in the Fund.
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events other than the one disclosed above, that would required adjustment to or disclosure in the Fund’s financial statements.

40 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)	May 31, 2020

Federal Income Tax Information
In January 2021, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2020.
Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on April 2, 2020. Shareholders voted on the election of Trustees. With regards to the election of the following Trustees by shareholders of the Fund:
	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Randall C. Barnes	28,833,121	696,182	818,845
Donald A. Chubb, Jr.	28,789,313	737,462	821,373
Angela Brock-Kyle	28,539,480	1,021,666	787,002
The other Trustees of the Fund not up for election in 2020 are Jerry B. Farley, Roman Friedrich III, Amy J. Lee, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem and Ronald E. Toupin, Jr.
Trustees
The Trustees of the Fiduciary/Claymore Energy Infrastructure Fund and their principal business occupations during the past five years:
Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length		Fund
and Year of Birth	with	of Time	Principal Occupation(s)	Complex	Other Directorships
of Trustees	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes	Trustee and	Since 2004	Current: Private Investor (2001-present).	157	Current: Purpose Investments Funds
(1951)	Chair of the				(2013-present).
	Valuation		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
	Oversight		President, Pizza Hut International (1991-1993); Senior Vice President,		Former: Managed Duration Investment
	Committee		Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Grade Municipal Fund (2006-2016).
Angela Brock-Kyle	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present).	156	Current: Hunt Companies, Inc.
(1959)					(2019-present).
Former: Senior Leader, TIAA (1987-2012).
Former: Infinity Property & Casualty
Corp. (2014-2018).

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT l 41

OTHER INFORMATION (Unaudited) continued					May 31, 2020

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length		Fund
and Year of Birth	with	of Time	Principal Occupation(s)	Complex	Other Directorships
of Trustees	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees continued:
Donald A.	Trustee	Since 2014	Current: Retired	156	Former: Midland Care, Inc. (2011-2016).
Chubb, Jr.
(1946)			Former: Business broker and manager of commercial real estate,
Griffith & Blair, Inc. (1997-2017).
Jerry B. Farley	Trustee	Since 2014	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust
(1946)					(2000-present).

Former: Westar Energy, Inc. (2004-2018).
Roman	Trustee	Since 2011	Current: Founder and Managing Partner, Roman Friedrich & Company	156	Former: Zincore Metals, Inc. (2009-2019).
Friedrich III			(1998-present).
(1946)
Thomas F.	Trustee and	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief	156	Current: US Global Investors (GROW)
Lydon, Jr.	Chair of		Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer,		(1995-present).
(1960)	the Contracts		Lydon Media (2016-present).
	Review				Former: Harvest Volatility Edge Trust (3)
	Committee				(2017-2019).
Ronald A. Nyberg	Trustee and	Since 2004	Current: Partner, Momkus LLC (2016-present).	157	Current: PPM Funds (9) (2018 -
(1953)	Chair of the				present); Edward-Elmhurst Healthcare
	Nominating and		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,		System (2012-present).
	Governance		General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).
	Committee				Former: Western Asset Inflation-Linked
Opportunities & Income Fund (2004-
April 2020); Western Asset Inflation-
Linked Income Fund (2003-April 2020);
Managed Duration Investment Grade
Municipal Fund (2003-2016).

42 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued					May 31, 2020

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length		Fund
and Year of Birth	with	of Time	Principal Occupation(s)	Complex	Other Directorships
of Trustees	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***

Independent Trustees continued:

Sandra G. Sponem	Trustee and	Since 2019	Current: Retired.	156	Current: SPDR Series Trust (78)
(1958)	Chair of the				(2018-present); SPDR Index Shares
	Audit		Former: Senior Vice President and Chief Financial Officer, M.A.		Funds (31) (2018-present); SSGA Active
	Committee		Mortenson-Companies, Inc. (2007-2017).		Trust (12) (2018-present); and SSGA
Master Trust (1) (2018-present).
Ronald E.	Trustee,	Since 2004	Current: Portfolio Consultant (2010-present); Member, Governing Council,	156	Former: Western Asset Inflation-Linked
Toupin, Jr.	Chair of the		Independent Directors Council (2013-present); Governor, Board of Governors,		Opportunities & Income Fund (2004-
(1958)	Board and		Investment Company Institute (2018-present).		April 2020); Western Asset Inflation-
	Chair of the				Linked Income Fund (2003-April 2020);
	Executive		Former: Member, Executive Committee, Independent Directors Council		Managed Duration Investment Grade
	Committee		(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset		Municipal Fund (2003-2016).
Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.
(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts
(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit
Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT l 43

OTHER INFORMATION (Unaudited) continued					May 31, 2020

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length		Fund
and Year of Birth	with	of Time	Principal Occupation(s)	Complex	Other Directorships
of Trustees	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee****	Trustee, Vice	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	156	None.
(1961)	President and	(Trustee)	(2018-present); Chief Legal Officer, certain other funds in the Fund Complex
	Chief Legal		(2014-present); Vice President, certain other funds in the Fund Complex
	Officer	Since 2014	(2007-present); Senior Managing Director, Guggenheim Investments
		(Chief Legal	(2012-present).
Officer)

		Since 2012	Former: President and Chief Executive Officer, certain other funds in the Fund
		(Vice President)	Complex (2017-2019); Vice President, Associate General Counsel and Assistant
Secretary, Security Benefit Life Insurance Company and Security Benefit
Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified:

-Messrs. Farley, Friedrich, Lydon, Jr. and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2021.

-Messr. Toupin, Ms. Lee and Ms. Sponem are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of share- holders for the fiscal year ended May 31, 2022.

-Messrs. Barnes, Chubb, Jr. and Ms. Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2023

***
Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fidu- ciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggen- heim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Funds and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

44 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2020

OFFICERS
The Officers of the Fiduciary/Claymore Energy Infrastructure Fund, who are not Trustees, and their principal occupations during the past five years:

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years
Officers:
Brian E. Binder	President and	Since 2018	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and
(1972)	Chief Executive		Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer,
	Officer		Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior
Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M.	Chief	Since 2012	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
Catalucci	Compliance		(2014-present). Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other
(1966)	Officer		funds in the Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investor, LLC and certain affiliates (2010-
2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex
(1972)	Treasurer		(2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2008	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
(1984)	Secretary

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT l 45

OTHER INFORMATION (Unaudited) continued			May 31, 2020

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years
Officers continued:
William Rehder	Assistant	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
(1967)	Vice
President
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)	President
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2010	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Financial		Managing Director, Guggenheim Investments (2010-present).
Officer, Chief
	Accounting		Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Officer and		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial
	Treasurer		Officer and Treasurer, Van Kampen Funds (1996-2004).
Jon Szafran	Assistant	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (““HGINA””), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

46 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS - FIDUCIARY/CLAYMORE
ENERGY INFRASTRUCTURE FUND (FMO)	May 31, 2020

Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”) is a Delaware statutory trust that is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)
Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of Tortoise Capital Advisors, L.L.C. (“Tortoise” or the “Sub-Adviser”), which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and Tortoise (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), Tortoise performs certain of the day-to-day operations of the Fund, which may include one or more of the following services at the request of the Adviser: (i) managing the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment policies; (ii) arranging for the purchase and sale of securities and other assets for the Fund; (iii) providing investment research concerning the Fund’s assets; (iv) placing orders for purchases and sales of Fund assets; (v) maintaining books and records as are required to support the Fund’s investment operations; (vi) monitoring on a daily basis the investment activities and portfolio holdings relating to the Fund; and (vii) voting proxies relating to the Fund’s portfolio securities in accordance with the Sub-Adviser’s proxy voting policies and procedures. In addition, Tortoise consults with Guggenheim as to the overall management of the Fund’s assets and the investment policies and practices of the Fund, including as to the use of leverage, keeps Guggenheim and the Board informed of developments materially affecting the Fund and reports to the Board on a quarterly basis.
Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.1
1
On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020, and was subsequently extended through August 15, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreements at a meeting of the Board held by videoconference on May 18, 2020.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT l 47

APPROVAL OF ADVISORY AGREEMENTS - FIDUCIARY/CLAYMORE
ENERGY INFRASTRUCTURE FUND (FMO) continued	May 31, 2020

At meetings held by videoconference and/or telephonically on April 20–21, 2020 (the “April Meeting”) and on May 15 and 18, 2020 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.
As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim, Tortoise and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Fund, and other information relevant to its evaluation of the Advisory Agreements.
In connection with the contract review process, FUSE Research Network LLC, an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim and Tortoise provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim and Tortoise also made presentations at the April Meeting, and Guggenheim made an additional presentation at the May Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim and Tortoise provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.
Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term in order to provide for a period in which the Committee and the Board could, among other things, further monitor the performance of the Fund as well as consider strategic alternatives for the Fund.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser delegated certain portfolio management responsibilities to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and took into account information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of sub-advisers, including information regarding the Adviser’s Sub-Advisory Oversight Committee.

48 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS - FIDUCIARY/CLAYMORE
ENERGY INFRASTRUCTURE FUND (FMO) continued	May 31, 2020

The Committee also considered the secondary market support services provided by Guggenheim to the Fund and noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Fund.
The Committee’s review of the services provided by Guggenheim to the Fund included consideration of Guggenheim’s role in establishing the Fund’s capital structure and conferring with Tortoise regarding the use of leverage, as well as Guggenheim’s portfolio oversight and risk management functions, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Fund, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s and Tortoise’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by Tortoise, and the fund administrator, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to funds in the Guggenheim fund complex, including the OCFO’s resources, personnel and services provided.
The Committee also noted the distinctive nature of the Fund which is structured to provide an efficient vehicle through which shareholders may invest in a portfolio of publicly traded securities of energy infrastructure master limited partnerships (“MLPs”) and other energy infrastructure companies, and that the Fund is treated as a “C” corporation for U.S. federal income tax purposes. The Committee noted the changes to the Fund’s name and investment policies that were implemented in November 2018 to expand the Fund’s investable universe to include energy infrastructure companies, in light of the reduction of MLP entities in which the Fund may invest due to the recent trend of consolidations of MLP entities. The Committee considered the extent to which Guggenheim performed additional support functions relating to the Fund’s tax compliance and financial reporting.
With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT l 49

APPROVAL OF ADVISORY AGREEMENTS - FIDUCIARY/CLAYMORE
ENERGY INFRASTRUCTURE FUND (FMO) continued	May 31, 2020

(“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.
Investment Performance: The Fund commenced investment operations on December 28, 2004. The Committee received data showing, among other things, the Fund’s total return on a net asset value (“NAV”) and market price basis for the ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2019, as well as total return based on NAV since inception. The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and, for NAV returns, performance versus the Fund’s benchmark for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, and excludes funds that: (i) generally do not invest at least 80% of their assets in MLPs; (ii) are not registered as C corporations; and (iii) have less than a three-year track record. The Committee noted that the peer group of funds consists of 17 other MLP closed-end funds registered as C corporations. The Committee also considered that the peer group of funds is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting. The Committee also noted that the Fund’s peer group did not change following the implementation of the changes to the Fund’s investment policies that took effect in November 2018. In addition, the Committee took into account the Adviser’s statement that, due to the unique nature of the C corporation structure and additional tax considerations, such as deferred tax assets or liabilities that impact performance and other metrics, certain of the more recently launched MLP closed-end funds may be less relevant for comparison. The Committee also received certain updated performance information as of March 31, 2020.
The Committee considered the Fund’s investment results in light of its investment objective of providing a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Committee also considered that the Adviser does not directly manage the investment portfolio but delegated such duties to the Sub-Adviser.
In addition, the Committee considered the Fund’s structure and form of leverage, and, among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2019, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2019 and annualized for the three-year and since-inception periods ended December 31, 2019.
Based on the information provided and considered, including with respect to the Adviser’s sub-advisory oversight processes, the Committee concluded that renewal of the Investment Advisory Agreement was in the best interest of the Fund in order to provide for a period in which the Committee and the Board could, among other things, further monitor the performance of the Fund as well as consider strategic alternatives for the Fund.

50 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS - FIDUCIARY/CLAYMORE
ENERGY INFRASTRUCTURE FUND (FMO) continued	May 31, 2020

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) calculated at average managed assets for the latest fiscal year,2 and the Fund’s net effective management fee3 and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees (based on average net assets) and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of the Fund’s fees and expenses, noting Guggenheim’s statement that, while profitability is evaluated, primary consideration is given to market competitiveness, support requirements and shareholder return and expense expectations.
The Committee observed that the Fund’s contractual advisory fee on average managed assets ranks at the median of its peer group; the Fund’s net effective management fee on average net assets ranks in the fourth quartile (76th percentile) of its peer group; and the Fund’s total net expense ratio (excluding interest expense) on average net assets ranks in the fourth quartile (82nd percentile) of its peer group. The Committee considered that the Fund’s net effective management fee on average net assets is within range of the peer group average and the Fund’s total net expense ratio (excluding interest expense) on average net assets is below the peer group average.
The Committee also noted that the Adviser did not identify any other clients or accounts considered to have similar investment strategies and policies as the Fund and, as a result, the Committee did not consider it relevant to compare the Fund’s advisory fee to the advisory fees charged to other clients of Guggenheim.
With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management as of December 31, 2019, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2018. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.
2
Contractual advisory fee rankings represent the percentile ranking of the Fund’s contractual advisory fee relative to peers assuming that the contractual advisory fee for each fund in the peer group is calculated on the basis of the Fund’s average managed assets.

3
The “net effective management fee” for the Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT l 51

APPROVAL OF ADVISORY AGREEMENTS - FIDUCIARY/CLAYMORE
ENERGY INFRASTRUCTURE FUND (FMO) continued	May 31, 2020

The Committee also considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Fund.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to and shared with the shareholders. The Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee took into account that, given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also noted the additional shares offered by the Fund through secondary offerings in the past and considered that to the extent the Fund’s assets increase over time (whether through additional periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. In addition, as to increases in the Fund’s assets resulting from secondary offerings, the Committee considered the Adviser’s agreement to waive the advisory fees payable with respect to the assets attributable to common shares issued pursuant to the Fund’s shelf registration statement for the first three months after such common shares are issued and to waive half the advisory fees payable with respect to the assets attributable to such common shares for the subsequent three months. The Committee also took into account the competitiveness of the Fund’s contractual advisory fee, which ranks at the median of its peer group.
Based on the foregoing, among other things considered, the Committee determined that the Fund’s advisory fee was reasonable.
Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. In addition, the Committee took into account the information provided by the Sub-Adviser regarding, among other things, its risk management processes; strategic plans; disaster recovery plans; cybersecurity policies, procedures and controls; insurance coverage; the process employed by the Sub-Adviser to assess the adequacy of Fund disclosures to shareholders in light of changing investment risks; the Sub-Adviser’s method for allocating trades among client accounts and the related oversight of that process; the Sub-Adviser’s process for determining whether it is obtaining the most favorable execution of portfolio transactions for the Fund and the factors that the Sub-Adviser considers in allocating brokerage; and information regarding the organization’s compliance

52 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS - FIDUCIARY/CLAYMORE
ENERGY INFRASTRUCTURE FUND (FMO) continued	May 31, 2020

program. The Committee also considered the investment team’s long-term history of managing the Fund’s investment portfolio, including as part of the Fund’s former sub-adviser, Advisory Research, Inc. (“ARI”), and the consistency of the investment team’s investment approach. The Committee noted that the former ARI investment team and other former ARI personnel that provide services to the Fund joined Tortoise pursuant to a lift-out transaction that was completed in September 2019 and, in connection therewith, Tortoise was approved by shareholders as the sub-adviser to the Fund. In this respect, the Committee considered information regarding the integration of the former ARI personnel into Tortoise, including employee retention, client account data migration, trading and compliance systems onboarding, implementation of an Oversight Committee to enhance the investment process, and access to research and other support services functions, including marketing, operations and compliance groups.
With respect to the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee included as part of its considerations the information provided by the Sub-Adviser regarding its financial condition. In this connection, the Committee considered the Sub-Adviser’s representations concerning its ongoing viability as a business enterprise and available resources, and considered the indirect majority ownership of Tortoise by Lovell Minnick Partners LLC. The Committee also took into account the Sub-Adviser’s statement that, following increases in staff levels that were made in anticipation of growth in its business, the Sub-Adviser recently reduced staffing levels to allow for long-term sustainability and future growth, noting that such action was taken in response to the impact on Tortoise’s core energy business of the outbreak of coronavirus disease 2019 (COVID-19) and the severe decline in crude oil prices precipitated by a production conflict between Russia and Saudi Arabia. In this connection, the Committee noted the Sub-Adviser’s statement that the St. Louis-based team responsible for the day-to-day management of the Fund was not subject to the reduction in staffing levels and that the Sub-Adviser does not anticipate an impact on the management and service of the Fund from the reduction.
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of providing a high level of after-tax total return with an emphasis on current distributions paid to shareholders.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity.
Investment Performance: The Committee reviewed, among other things, the performance of the Fund and the peer group of funds over various periods of time. The Committee observed that the returns of the Fund ranked below the median of its peer group of funds on an NAV basis for the five-year, three-year and one-year periods ended December 31, 2019, with rankings in the 65th, 59th and 71st percentiles, respectively. The Committee received a performance attribution analysis from both the Adviser and the Sub-Adviser that demonstrated that the Fund’s relative underperformance

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT l 53

APPROVAL OF ADVISORY AGREEMENTS - FIDUCIARY/CLAYMORE
ENERGY INFRASTRUCTURE FUND (FMO) continued	May 31, 2020

during those periods was primarily driven by higher leverage and greater emphasis on higher yielding MLPs to help support the Fund’s above-average distribution rate. The Sub-Adviser’s analysis specifically noted that the Fund delevered late in 2019, detracting from investment performance during both the downturn in the MLP and energy infrastructure market in 2019 and the sharp December rebound. The Committee also considered the Sub-Adviser’s statement that the Sub-Adviser had worked with the Adviser in early 2020 to develop further modifications to the Fund’s distribution to allow the Sub-Adviser more flexibility in regard to portfolio holdings and leverage management, noting that the distribution had been reduced.
The Committee also took into account the Sub-Adviser’s view that the Fund’s performance relative to its benchmark, the Alerian MLP Index, over a full market cycle (typically three to five years) is a good metric for determining the adequacy of the Sub-Adviser’s performance. The Committee observed that the Fund underperformed the benchmark on an NAV basis for the five-year and three-year periods ended December 31, 2019, noting the Sub-Adviser’s statement that the Fund’s positioning in higher-yielding securities to support the Fund’s distribution and the unexpected market downdrafts in March 2018 and the fourth quarter of 2018 due to energy regulatory and monetary policy decisions contributed to the Fund’s relative underperformance.
The Committee also considered the Sub-Adviser’s statement that, in the first quarter of 2020, the MLP and energy infrastructure market declined over 57%, driven by an unprecedented drop in demand for energy products and the Russia-Saudi Arabia crude oil production conflict, notably the threatened significant increase in production from Saudi Arabia. As a result, the Committee considered that the Fund’s performance had significantly declined in the first quarter of 2020, underperforming the benchmark, noting the Sub-Adviser’s explanation that the Fund’s relative underperformance was due to the Fund’s positioning in higher-yielding securities and intraday trading volatility as securities were sold to reduce leverage.
The Committee also took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark, with the Fund’s risk metrics ranked against its peer group. In assessing the foregoing, the Committee considered Guggenheim’s statement that the Fund’s performance was near the peer group median on a three-year and five-year basis, but risk-adjusted returns were generally near the bottom half of the peer group primarily due to the drag on returns from the Fund’s emphasis on high dividend paying issuers.
The Committee also considered information regarding the Sub-Adviser’s use of leverage, including with respect to the process for determining how much leverage to employ at any particular time, noting the Sub-Adviser’s statement that the Fund’s leverage was reduced to 16% at the end of the first quarter of 2020 to adjust to the higher volatility of the market.

54 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS - FIDUCIARY/CLAYMORE
ENERGY INFRASTRUCTURE FUND (FMO) continued	May 31, 2020

The Committee considered the response by Guggenheim and the Sub-Adviser to meet margin calls during the unprecedented volatility in the first quarter of 2020. The Committee noted that, as part of that response, the Sub-Adviser had reduced the Fund’s overweight to smaller, higher-yielding and lower-quality MLPs. The Committee noted the impact of the Fund’s forced reduction in leverage on the Fund’s performance in the first quarter of 2020 and considered other adjustments to the Fund’s portfolio and leverage discussed by Guggenheim and the Sub-Adviser.
The Committee noted the Sub-Adviser’s view that the Fund has achieved its investment objective, which highlighted the Fund’s annualized NAV total return over the ten years ended December 31, 2019, tax efficiency, distribution rate and cumulative distributions paid to shareholders since inception.
After reviewing the foregoing and other related factors, the Committee concluded that renewal of the Sub-Advisory Agreement was in the best interest of the Fund in order to provide for a period in which the Committee and the Board could, among other things, further monitor the performance of the Fund as well as consider strategic alternatives for the Fund.
Comparative Fees, Costs of Services Provided and the Benefits Realized by the SubAdviser from Its Relationship with the Fund: The Committee noted that the sub-advisory fees payable to Tortoise are paid by the Adviser and do not impact the advisory fee paid by the Fund (which the Committee determined to be reasonable). The Committee also reviewed the total amount of sub-advisory fees paid to the Sub-Adviser for the period from September 20, 2019, the date on which Tortoise began providing sub-advisory services to the Fund, through December 31, 2019. In addition, the Committee compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other client accounts, including registered investment companies that have an energy-related equity securities strategy similar to the Fund’s for which the Sub-Adviser serves as sub-adviser. The Committee also considered the Sub-Adviser’s representation that it does not charge a lower advisory or subadvisory fee to any other client as to which it provides comparable services to those it provides to the Fund.
With respect to the costs of services provided and benefits realized by the Sub-Adviser from its relationship with the Fund, the Committee reviewed information regarding the revenues the Sub-Adviser received under the Sub-Advisory Agreement and direct and indirect allocated expenses of the Sub-Adviser in providing services under the Sub-Advisory Agreement. The Committee considered other benefits available to the Sub-Adviser because of its relationship with the Fund, including proprietary research information received from brokers who execute trades for the Fund and the Sub-Adviser’s identification of “fall-out” benefits by exposure of its name and website to investors and brokers who, in the absence of the Fund, may have had no dealings with the firm.
Based on all of the information provided and considered, the Committee determined that the Sub-Adviser’s profitability from its relationship with the Fund was not unreasonable.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of sub-advisory services to the Fund were being passed along to and shared with the shareholders. In this respect, the Committee considered the Sub-Adviser’s view

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT l 55

APPROVAL OF ADVISORY AGREEMENTS - FIDUCIARY/CLAYMORE
ENERGY INFRASTRUCTURE FUND (FMO) continued	May 31, 2020

that economies of scale are realized to the extent that the firm uses systems and employees across client accounts and that, as assets under management increase, the Sub-Adviser will continue to experience a balance between a reduction in overall costs due to economies of scale and an increase in costs due to additions and expansions. In this regard, the Sub-Adviser noted that, since it began providing sub-advisory services to the Fund, it has continually invested in additional personnel and infrastructure in order to enhance its ability to provide quality services to the Fund, but has been able to offset the cost apportioned to the Fund by adding incremental new business. The Committee also noted that the Sub-Adviser believes that the Fund benefits from the increased scale of its business.
Based on the foregoing, among other things considered, the Committee determined that the Fund’s sub-advisory fee was reasonable.
Overall Conclusions
The Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund in order to provide for a period in which the Committee and the Board could, among other things, further monitor the performance of the Fund as well as consider strategic alternatives for the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

56 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2020

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT l 57

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	May 31, 2020

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

58 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT

FUND INFORMATION (Unaudited)	May 31, 2020

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Advisors, LLC
Angela Brock-Kyle	Chicago, IL

Donald A. Chubb, Jr.	Investment Sub-Adviser
Tortoise Capital Advisors, L.L.C.
Jerry B. Farley	Leawood, KS

Roman Friedrich III	Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Amy J. Lee*	Rockville, MD

Thomas F. Lydon, Jr.	Custodian
The Bank of New York Mellon Corp.
Ronald A. Nyberg	New York, NY

Sandra G. Sponem	Legal Counsel
Dechert LLP
Ronald E. Toupin, Jr.,	Washington, D.C.
Chairman
Independent Registered Public
Accounting Firm
* This Trustee is an “interested person” (as	Ernst & Young LLP
defined in Section 2(a)(19) of the 1940 Act)	Tysons, VA
(“Interested Trustee”) of the Fund because of
her position as President of the Investment
Adviser.

Principal Executive Officers
Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT l 59

FUND INFORMATION (Unaudited) continued	May 31, 2020

Privacy Principles of Fiduciary/Claymore Energy Infrastructure Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Fiduciary/Claymore Energy Infrastructure Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Fiduciary/Claymore Energy Infrastructure Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/fmo or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for the reporting periods ended prior to August 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/fmo. The Fund’s Forms N-PORT and N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC and that information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

60 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND SEMI-ANNUAL REPORT

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ABOUT THE FUND MANAGERS
Tortoise Capital Advisors, L.L.C.
Tortoise invests in essential assets – those assets and services that are indispensable to the economy and society. With a steady wins approach and a long-term perspective, Tortoise strives to make a positive impact on clients and communities. Tortoise’s energy investing expertise across the energy value chain, including infrastructure and MLPs, dates back more than 20 years.
The Tortoise Investment Team is dedicated to managing Master Limited Partnerships (MLPs) and energy infrastructure strategies for open and closed-end mutual funds, public and corporate pension plans and private wealth individuals.
Investment Philosophy
The team’s core philosophy is that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. This philosophy has served the team well as it has navigated through MLP cycles since 1995. The team’s investment philosophy is based on our belief that strategy dominates tactics. It is our expectation that a portfolio incorporating a well-founded top-down strategy, rigorous quantitative analysis, and strong fundamental research increases the probability of generating excess return relative to the benchmark. To manage risks in our portfolios, we limit concentration and generally exclude those issues that we believe to be of lower quality, and thus higher risk.
Our style is best described as a core, risk-aware approach with a bias over the long term towards higher-quality, higher-growth, and smaller capitalization MLPs and energy infrastructure companies.
Investment Process
The team seeks to achieve the Fund’s investment objective by investing primarily in securities of energy infrastructure MLP (Master Limited Partnership) entities and other energy infrastructure companies that the team believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, the team looks for companies that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the team employs a top-down process which considers a combination of quantitative, qualitative and relative value factors. The team emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company’s proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.

Tortoise Capital Advisors, L.L.C. 5100 W. 115th Place Leawood, KS 66211	Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606 Member FINRA/SIPC (07/20)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-FMO-SAR-0520

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)	Not applicable for a semi-annual reporting period.
(b)	There has been no change, as of the date of this filing, in the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant on this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable.
Item 13.  Exhibits.

(a)(1)  Not applicable.
(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3)  Not applicable.
(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Fiduciary/Claymore Energy Infrastructure Fund
By:          /s/ Brian Binder
Name:     Brian Binder
Title:        President and Chief Executive Officer
Date:       August 10, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:          /s/ Brian Binder
Name:     Brian Binder
Title:        President and Chief Executive Officer
Date:       August 10, 2020
By:          /s/ John L. Sullivan
Name:     John L. Sullivan
Title:        Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:       August 10, 2020